                                                                   EXHIBIT 99.2


CASE NAME:       KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS

CASE NUMBER:     401-40788-BJH-11

JUDGE:           BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------          ------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                     SEPTEMBER 24, 2001
---------------------------------------          ------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------          ------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     SEPTEMBER 24, 2001
---------------------------------------          ------------------------------
Printed Name of Preparer                                    Date

CASE NAME:     KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:   401-40788-BJH-11

COMPARATIVE BALANCE SHEET


                                                             SCHEDULED           MONTH             MONTH
ASSETS                                                        AMOUNT            JULY-01          AUGUST-01         MONTH
------                                                       ---------          -------          ---------         -----

1.     Unrestricted Cash (FOOTNOTE)                          6,557,974         4,259,402
2.     Restricted Cash
3.     Total Cash                                            6,557,974         4,259,402
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses (FOOTNOTE)                           3,450,681         1,108,092
8.     Other (Attach List)                                     263,606                 0
9.     Total Current Assets                                 10,272,261         5,367,494
10.    Property, Plant & Equipment (FOOTNOTE)                3,285,885                 0
11.    Less: Accumulated Depreciation/Depletion             (1,753,163)                0
12.    Net Property, Plant & Equipment                       1,532,722                 0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)         36,082                 0
15.    Other (Attach List) (FOOTNOTE)                      153,399,371        39,971,438
16.    Total Assets                                        165,240,436        45,338,932

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable                                                              11,634
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List) (FOOTNOTE)                                          2,776,114
23.    Total Post Petition Liabilities                                         2,787,748

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                              75,885,064        15,071,491
25.    Priority Debt (FOOTNOTE)                                200,832            91,281
26.    Unsecured Debt                                        1,779,701         1,720,667
27.    Other (Attach List)                                 242,243,558       169,279,290
28.    Total Pre Petition Liabilities                      320,109,155       186,162,729
29.    Total Liabilities                                   320,109,155       188,950,477

EQUITY

30.    Pre Petition Owners' Equity                                          (154,868,719)
31.    Post Petition Cumulative Profit Or (Loss)                              (5,202,539)
32.    Direct Charges To Equity (Attach Explanation FOOTNOTE)                 16,459,713
33.    Total Equity                                                         (143,611,545)
34.    Total Liabilities and Equity                                           45,338,932

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                              SCHEDULED        MONTH
ASSETS                                                          AMOUNT         JUL-01     MONTH          MONTH
------                                                        ---------        ------     -----          -----

A.      Security Deposit                                         8,794                0
B.      Cash Surrender Value: Life Ins.                        254,812                0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                    263,606                0

A.      Organizational Costs (FOOTNOTE)                         36,082                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                          36,082                0

A.      Intercompany Receivables                           113,743,558                0
B.      Intercompany Royalties                              39,655,813       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                               153,399,371       39,971,438

POST PETITION LIABILITIES

A.      Accrued Liabilities Other                                             1,338,789
B.      Deferred Compensation                                                   960,371
C.      Accrued Health Claims                                                   476,954
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                        2,776,114

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)                   113,743,558       40,779,290
B.      10 3/8% Senior Sub. Notes                          105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                         23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                      242,243,558      169,279,290

CASE NAME:     KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:   401-40788-BJH-11


INCOME STATEMENT



                                                          MONTH                                                QUARTER
REVENUES                                                 JUL-01            MONTH             MONTH              TOTAL
--------                                                 ------            -----             -----             -------

1.    Gross Revenues                                                                                               0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                             0                                                    0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                                0                                                    0
8.    Gross Profit                                            0                                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation (FOOTNOTE)         153,348                                              153,348
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                           88,795                                               88,795
12.   Rent & Lease                                       17,456                                               17,456
13.   Other (Attach List)                               521,733                                              521,733
14.   Total Operating Expenses                          781,332                                              781,332
15.   Income Before Non-Operating
      Income & Expense                                 (781,332)                                            (781,332)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                     8,914                                                8,914
17.   Non-Operating Expense (Att List)                  114,757                                              114,757
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                           35,680                                               35,680
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & Expenses                      (141,523)                                            (141,523)

REORGANIZATION EXPENSES

23.   Professional Fees                                 160,801                                              160,801
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                     160,801                                              160,801
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                              (1,083,656)                                          (1,083,656)



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                        SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                            ACCRUAL BASIS - 2


INCOME STATEMENT



                                                                      MONTH                                               QUARTER
OPERATING EXPENSES                                                    JUL-01          MONTH             MONTH              TOTAL
------------------                                                    ------          -----             -----             --------
A.    Payroll (FOOTNOTE)                                              503,153                                              503,153
B.    Insurance                                                           868                                                  868
C.    Utilities & Telephone                                               189                                                  189
D.    Taxes                                                            17,523                                               17,523
E.                                                                                                                               0

  TOTAL OTHER OPERATING
    EXPENSES - LINE 13                                                521,733                                              521,733

OTHER INCOME & EXPENSES

A.    Interest and Misc. Income                                         8,914                                                8,914
B.    Balance Sheet Adjustments                                                                                                  0
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0

  TOTAL NON-OPERATING
    INCOME - LINE 16                                                    8,914                                                8,914

A.     Balance Sheet Adjustments
       (FOOTNOTE)                                                     114,757                                              114,757
B.                                                                                                                               0
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0

  TOTAL NON-OPERATING
   EXPENSE - LINE 17                                                  114,757                                              114,757

REORGANIZATION EXPENSES

A.                                                                                                                               0
B.                                                                                                                               0
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0

TOTAL OTHER REORGANIZATION
    EXPENSES - LINE 25                                                      0                                                    0

CASE NAME:    KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:  401-40788-BJH-11


CASH RECEIPTS AND                                                MONTH                                            QUARTER
DISBURSEMENTS                                                   JULY-01       MONTH            MONTH               TOTAL
-----------------                                               -------       -----            -----              -------

1.   Cash - Beginning Of Month                                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                       0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                                     0
4.   Post Petition                                                                                                    0
5.   Total Operating Receipts                                     0                                                   0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                                   0
7.   Sale of Assets                                                                                                   0
8.   Other (Attach List)                                                                                              0
9.   Total Non-Operating Receipts                                 0                                                   0
10.  Total Receipts                                               0                                                   0
11.  Total Cash Available                                         0                                                   0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                      0
13.  Payroll Taxes Paid                                                                                               0
14.  Sales, Use & Other Taxes Paid                                                                                    0
15.  Secured / Rental / Leases                                                                                        0
16.  Utilities                                                                                                        0
17.  Insurance                                                                                                        0
18.  Inventory Purchases                                                                                              0
19.  Vehicle Expenses                                                                                                 0
20.  Travel                                                                                                           0
21.  Entertainment                                                                                                    0
22.  Repairs & Maintenance                                                                                            0
23.  Supplies                                                                                                         0
24.  Advertising                                                                                                      0
25.  Other (Attach List)                                                                                              0
26.  Total Operating Disbursements                                0                                                   0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                                0
28.  U.S. Trustee Fees                                                                                                0
29.  Other (Attach List)                                                                                              0
30.  Total Reorganization Expenses                                0                                                   0
31.  Total Disbursements                                          0                                                   0
32.  Net Cash Flow                                                0                                                   0
33.  Cash - End of Month                                          0                                                   0



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JULY, 2001
CASE NUMBER:  401-40788-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS


                                               DIST LP      MFG       MGMT     HOLDING  COMP   KEVCO INC    TOTAL
                                               -------     -----   ---------   -------  -----  ---------  ---------

 1    CASH-BEGINNING OF MONTH                      --      3,739   5,395,155    4,631   5,668     1,000   5,410,193

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   --         --                                                 --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                 --         --                                                 --
 4    POST PETITION                            47,759         --                                             47,759

 5    TOTAL OPERATING RECEIPTS                 47,759         --          --       --      --        --      47,759

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                        --                                                 --
 7    SALE OF ASSETS                          482,442     55,779      68,000                                606,221
 8    OTHER                                        --     50,449      95,885       --      --        --     146,334
       INTERCOMPANY TRANSFERS                  88,194    121,941    (210,135)      --      --                    --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              PAYROLL TAX ADVANCE RETURNED                            43,264
              MISC.                                                   43,707               --
              INTEREST INCOME                                          8,914

 9    TOTAL NON OPERATING RECEIPTS            570,636    228,169     (46,250)      --      --        --     752,555

10    TOTAL RECEIPTS                          618,395    228,169     (46,250)      --      --        --     800,314

11    CASH AVAILABLE                          618,395    231,908   5,348,905    4,631   5,668     1,000   6,210,507

   OPERATING DISBURSEMENTS
12    NET PAYROLL                             342,427      9,430     282,924                                634,781
13    PAYROLL TAXES PAID                                      --     238,878                                238,878
14    SALES, USE & OTHER TAXES PAID                           --                                                 --
15    SECURED/RENTAL/LEASES                    15,069      3,223      40,094                                 58,386
16    UTILITIES                                67,481      3,641      13,097                                 84,219
17    INSURANCE                                               --     137,376                                137,376
18    INVENTORY PURCHASES                                     --                                                 --
19    VEHICLE EXPENSE                                         --                                                 --
20    TRAVEL                                    4,264         --                                              4,264
21    ENTERTAINMENT                                           --                                                 --
22    REPAIRS & MAINTENANCE                     2,954         74       5,492                                  8,520
23    SUPPLIES                                  3,873         --      30,637                                 34,510
24    ADVERTISING                                                                                                --
25    OTHER                                   182,327     61,801     183,730       --      --        --     427,858
              LOAN PAYMENTS                               55,779                                             55,779
              FREIGHT                          14,204      3,126                                             17,330
              CONTRACT LABOR                      846         --      45,359                                 46,205
              401 K PAYMENTS                                  --                                                 --
              PAYROLL TAX ADVANCE ADP                                                                            --
              WAGE GARNISHMENTS                                        1,761                                  1,761
              MISC.                           167,277      2,896     136,610                                306,783

26    TOTAL OPERATING DISBURSEMENTS           618,395     78,169     932,228       --      --        --   1,628,792

    REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                       --     157,275                                157,275
28    US TRUSTEE FEES                                         --                                                 --
29    OTHER                                                                                                      --
30    TOTAL REORGANIZATION EXPENSE                 --         --     157,275       --      --        --     157,275

31    TOTAL DISBURSEMENTS                     618,395     78,169   1,089,503       --      --        --   1,786,067

32    NET CASH FLOW                                --    150,000  (1,135,753)      --      --        --    (985,753)

33    CASH- END OF MONTH                           --    153,739   4,259,402    4,631   5,668     1,000   4,424,440

CASE NAME:     KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 4

CASE NUMBER:   401-40788-BJH-11



                                              SCHEDULED                   MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT                   JULY-01            MONTH              MONTH
-------------------------                     ---------                  -------            -----              -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                     0                          0               0                  0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                     0                          0               0                  0

AGING OF POST PETITION                                   MONTH:    JULY-01
TAXES AND PAYABLES                                              ---------------


                                     0 - 30          31 - 60           61 - 90             91 +
TAXES PAYABLE                         DAYS            DAYS              DAYS               DAYS            TOTAL
-------------                        ------          -------           -------             ----            -----
1.   Federal                                                                                                   0
2.   State                            6,412                                                                6,412
3.   Local                                                                                                     0
4.   Other (See below)                5,222                                                                5,222
5.   Total Taxes Payable             11,634             0                 0                 0             11,634
6.   Accounts Payable                                                                                          0


                                                             MONTH:   JULY-01
                                                                   -------------

STATUS OF POST PETITION TAXES


                                           BEGINNING TAX     AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED     (AMOUNT PAID)           LIABILITY
-------                                    -------------     ---------------     -------------           ---------
1.   Withholding **                                             61,013              (61,013)                 0
2.   FICA - Employee **                                         17,131              (17,131)                 0
3.   FICA - Employer **                                         17,132              (17,132)                 0
4.   Unemployment                                                                         0                  0
5.   Income                                                                                                  0
6.   Other (Attach List)
7.   Total Federal Taxes                             0          95,276              (95,276)                 0

STATE AND LOCAL

8.   Withholding                                                                          0                  0
9.   Sales (FOOTNOTE)                            6,412                                                   6,412
10.  Excise                                                                                                  0
11.  Unemployment                                                                         0                  0
12.  Real Property (FOOTNOTE)                                                                                0
13.  Personal Property                           4,167           1,055                                   5,222
14.  Other (Attach List)                                                                                     0
15.  Total State And Local                      10,579           1,055                    0             11,634
16.  Total Taxes                                10,579          96,331              (95,276)            11,634



 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:  401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:     JULY-01
                                                               ----------------


BANK RECONCILIATIONS                           Account # 1            Account # 2
--------------------                           -----------            -----------
A.   BANK:                                   Bank of America       Bank of America     Other Accounts
B.   ACCOUNT NUMBER:                           1295026976            3751629012         (Attach List)             TOTAL
C.   PURPOSE (TYPE):                                              DIP Disbursement
                                            Operating Account         Account
1.   Balance Per Bank Statement                       741,411               250,830           3,388,421         4,380,662
2.   Add: Total Deposits Not Credited                                                                 0                 0
3.   Subtract: Outstanding Checks                     (40,861)                                  (13,884)          (54,745)
4.   Other Reconciling Items                          (45,683)                                  (20,832)          (66,515)
5.   Month End Balance Per Books                      654,867               250,830           3,353,705         4,259,402
6.   Number of Last Check Written                  N/A                   N/A


INVESTMENT ACCOUNTS

                                               DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE       INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                 -----------       ----------        --------------       -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                     0                   0

CASH

12.  Currency On Hand
13.  Total Cash - End of Month                                                                         4,259,402



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                          ACCRUAL BASIS - 5



                                                        MONTH:    JULY-01
                                                               ----------------


BANK RECONCILIATIONS                           Account # 3           Account # 4             Account # 5
--------------------                           -----------           -----------             -----------
                                              Bank of America/         Bank of                 Bank of
A.    BANK:                                     Nations Funds          America                 America                TOTAL
B.    ACCOUNT NUMBER:                             846713              3751775241             3750801912             OTHER BANK
                                               Kevco, Inc. S-T         Stay Pay                                      ACCOUNTS
C.    PURPOSE (TYPE):                           Investment             (FOOTNOTE)             Payroll-Mgmt
1.    Balance Per Bank Statement                       2,366,860              984,080                 3,966            3,354,906
2.    Add: Total Deposits Not Credited                                                                                         0
3.    Subtract: Outstanding Checks                                                                                             0
4.    Other Reconciling Items                                                                                                  0
5.    Month End Balance Per Books                      2,366,860              984,080                 3,966            3,354,906
6.    Number of Last Check Written                 N/A                   N/A                     N/A


INVESTMENT ACCOUNTS

                                             DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE            INSTRUMENT       PURCHASE PRICE          CURRENT VALUE
---------------------------                  --------            ----------       --------------          -------------
A.
B.
C.
D.

   TOTAL OTHER INVESTMENT
     ACCOUNTS - LINE 10                                                                  0                            0

CASE NAME:     KEVCO MANAGEMENT, INC.                        2ND SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                               ACCRUAL BASIS - 5



                                                         MONTH:    JULY-01
                                                               ----------------


BANK RECONCILIATIONS                           Account # 6         Account # 7       Account # 8
--------------------                           -----------         -----------       -----------
A.    BANK:                                  Bank of America     Bank of America                          TOTAL
B.    ACCOUNT NUMBER:                          1295027040          3750768628                          OTHER BANK
C.    PURPOSE (TYPE):                         Payroll-Dist         Payroll-MFG                          ACCOUNTS
1.    Balance Per Bank Statement                         28,791             4,724                             33,515
2.    Add: Total Deposits Not Credited                                                                             0
3.    Subtract: Outstanding Checks                      (13,884)                                             (13,884)
4.    Other Reconciling Items                           (20,832)                                             (20,832)
5.    Month End Balance Per Books                        (5,925)            4,724                             (1,201)
6.    Number of Last Check Written                 N/A                 N/A


INVESTMENT ACCOUNTS


                                             DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE            INSTRUMENT       PURCHASE PRICE          CURRENT VALUE
---------------------------                  --------            ----------       --------------          -------------
A.
B.
C.
D.

   TOTAL OTHER INVESTMENT
     ACCOUNTS - LINE 10                                                                  0                            0

CASE NAME:     KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 6

CASE NUMBER:   401-40788-BJH-11
                                                      MONTH:     JULY-01
                                                             ------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                TYPE OF              AMOUNT                 TOTAL PAID
                     NAME                       PAYMENT               PAID                   TO DATE
                     ----                   ---------------        -----------            --------------
1.    Sharon Romere                          Expense Reimb.                                         383
2.    Joe Tomczak                            Expense Reimb.                                         626
3.    John Wittig                            Expense Reimb.                                         263
4.    Sharon Romere                          Payroll                    9,615                    48,076
5.    Joe Tomczak                            Payroll                                            177,884
6.    John Wittig                            Payroll                   77,404                   144,039
7.    Will Simpson                           Payroll                   21,635                    69,501
      Other (see attached)                                             45,360                   131,083
8.    Total Payments To Insiders                                      154,014                   571,855


                                  PROFESSIONALS


                                                    DATE OF
                                                  COURT ORDER                                                             TOTAL
                                                  AUTHORIZING           AMOUNT         AMOUNT           TOTAL PAID       INCURRED &
                     NAME                           PAYMENT            APPROVED         PAID             TO DATE          UNPAID*
                     ----                         -----------          --------        -------          ----------       ----------
1.    Haynes and Boone                              3/20/01             858,001        139,039            858,001         266,977
2.    Lain, Faulkner & Co., P.C.                    3/20/01             158,386         18,236            158,386          60,181
3.    Baker & McKenzie                              3/20/01              93,418              0             93,418               0
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                                   1,109,805        157,275          1,109,805         327,158

*   Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS



                                                  SCHEDULED             AMOUNTS            TOTAL
                                                  MONTHLY                PAID             UNPAID
                                                  PAYMENTS              DURING              POST
           NAME OF CREDITOR                         DUE                  MONTH            PETITION
           ----------------                       ---------             ------            --------

1.    Bank of America (FOOTNOTE)                      N/A                    0         15,071,491
2.    Leases Payable (FOOTNOTE)                                     (Not Available)
3.
4.
5.    (Attach List)
6.    TOTAL                                         0                        0         15,071,491



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                      SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                           ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                   MONTH:    JULY-01
                                                                ----------------

                                    INSIDERS


                                      TYPE OF                   AMOUNT          TOTAL PAID
            NAME                      PAYMENT                    PAID            TO DATE
            ----                      -------                   ------          --------
A.      Bill Estes                 Director's Fees                               13,000
B.      Peter McKee                Director's Fees                               12,000
C.      Richard Nevins             Director's Fees                               13,000
D.      Wingate Partners           Management Fee                44,695          89,390
E.      Wingate Partners           Expense Reimb.                   665           3,693
F.
G.
H.

TOTAL OTHER PAYMENTS
TO INSIDERS -  LINE 5                                            45,360         131,083

                                  PROFESSIONALS


                                                    DATE OF
                                                  COURT ORDER                                                             TOTAL
                                                  AUTHORIZING           AMOUNT         AMOUNT           TOTAL PAID       INCURRED &
                     NAME                           PAYMENT            APPROVED         PAID             TO DATE          UNPAID*
                     ----                         -----------          --------        -------          ----------       ----------
A.
B.
C.
D.
E.
F.
G.
H.

TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE 5

    *   Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS



                                                  SCHEDULED             AMOUNTS            TOTAL
                                                  MONTHLY                PAID             UNPAID
                                                  PAYMENTS              DURING              POST
           NAME OF CREDITOR                         DUE                  MONTH            PETITION
           ----------------                       ---------             ------            --------
A.
B.
C.
D.
E.

STATUS OF OTHER CREDITORS - LINE 5


CASE NAME:     KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:   401-40788-BJH-11

                                                          MONTH:   JULY-01
                                                                 ---------------

QUESTIONNAIRE



                                                                                            YES            NO
                                                                                            ---            --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                    X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                    X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                            X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                             X

6.       Are any Post Petition Payroll Taxes past due?                                                      X

7.       Are any Post Petition State or Federal Income Taxes past due?                                      X

8.       Are any Post Petition Real Estate Taxes past due?                                                  X

9.       Are any other Post Petition Taxes past due?                                                        X

10.      Are any amounts owed to Post Petition creditors delinquent?                                        X

11.      Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.      Are any wage payments past due?                                                                    X



If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.



SEE FOOTNOTE

INSURANCE


                                                                                            YES            NO
                                                                                            ---            --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                      X

2.       Are all premium payments paid current?                                              X

3.       Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS



        TYPE OF POLICY                  CARRIER                 PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
        --------------                  -------                 --------------           --------------------------
Property                        Lexingon, Allianz               5/29/00-3/1/02          Semi-Annual           $26,485

Group Health                    Blue Cross Blue Shield        Terminated 08/01/01           N/A

Auto                            Liberty Mutual                   9/1/00-3/1/02          Semi-Annual           $ 3,333

D&O Liability                   Great American Insurance       10/31/98-10/31/01        Annual                $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO MANAGEMENT, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40788-BJH-11                                 ACCRUAL BASIS

                                                        MONTH:     JULY-01
                                                               -----------------


ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER        FOOTNOTE/EXPLANATION
------        -----------        --------------------
1                 1              Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing Forms
3                 1              and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to Comply with 11 U.S.C. Section 345
                                 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1                 7              Prepaid Expenses consist primarily of professional fee retainers.

1                 10             During July, expense accruals made at the beginning of the year were reversed because the
1                14A             liabilities will not be incurred as estimated. In addition, all property, plant, equipment,
2                17A             fixed and other assets were written off. These balance sheet and income statement adjustments were made in order to more accurately reflect Debtor's assets, liabilities and expenses. The income statement gains and losses were netted and classified as Balance Sheet adjustments.

1                 10             Pursuant to Asset Purchase Agreements approved by the Court (see prior Monthly Operating
1                 24             Reports for details), the Kevco Debtors have sold most of their assets except for
6                 1              certain items of real property currently being marketed.

1                 15             Intercompany receivables/payables are from/to co-debtors Kevco Manufacturing, LP (Case
1                 27A            No. 401-40784-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
7                 3              Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                                 401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                                 (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11). Changes in
                                 intercompany have not been reflected as post-petition assets and liabilities.

1                 22             The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

CASE NAME:    KEVCO MANAGEMENT, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40788-BJH-11                                 ACCRUAL BASIS

                                                        MONTH:     JULY-01
                                                               -----------------


ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER        FOOTNOTE/EXPLANATION
------        -----------        --------------------

1                 25             Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001,
2              9, 13A            debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300
5              Supp.             per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled. During July, all Debtor's employees except two, Sharon Romere and Wil
                                 Simpson, were terminated. In accordance with a March 14, 2001 Order Granting Motion to
                                 Approve Management and Employee Retention Plan by Kevco, Inc., stay bonuses were paid to participating employees from Debtors' DIP operating account. Funds maintained in the
                                 Bank of America "Stay Pay" account will be transferred in August to the operating account as reimbursement.

1                 32             Adjustments to equity are due to secured debt reductions pursuant to the sales of Kevco
                                 Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco
                                 Distribution, as well as direct cash payments (see footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

4                9,12            Sales/property tax liabilities represent accruals of tax and are not yet due.

6                 2              The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the
                                 Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.